Exhibit 10.26.24+

AMENDMENT NO. 24
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 24 (“Amendment”), effective as of January 1, 2018 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties desire to have Telenav provide [*****] for its [*****] in [*****].

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	In Attachment V, at the end of Section 3, add the following:

“[*****] Fees (Fees applicable [*****] – [*****] at [*****] until [*****]):

[*****]	Cost [*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Conditions:

•	Telenav [*****] is [*****], using [*****].

•	[*****] will be [*****] only in [*****]: [*****], [*****], and [*****]

•	The number of [*****] may [*****] in [*****].

•	[*****] – Telenav agrees to [*****] the [*****] as [*****] in [*****].

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.26.24+

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Software Buyer Date: 2/20/2018	TELENAV, INC. By: /s/ Michael Strambi (Signature) Name: Michael Strambi (Printed Name) Title: Chief Financial Officer Date: 2/20/18

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.